                                                                          10.10

                                SECOND AMENDMENT

                                       TO

                              CONSULTING AGREEMENT


         This Second Amendment (the "Amendment") is dated as of May 31, 1996, and is an amendment to the Consulting Agreement (the "Consulting Agreement") dated as of June 1, 1993, by and between BIOMATRIX, INC., a Delaware corporation (the "Company"), and Julius A. Vida, an individual residing at 27 Sachem Road, Greenwich, Connecticut ("Consultant").

         WHEREAS, the undersigned desire to amend the Consulting Agreement to modify the term of the Consulting Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound, the parties hereto do hereby amend the Consulting Agreement as follows:

         Section 3.1 of the Consulting Agreement is hereby amended by modifying the first sentence of Section 3.1 to remove the date "May 31, 1996" and replacing it with "May 31, 1999".

         IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as an instrument under seal as of the date first written above.


BIOMATRIX, INC.



By:      /s/ Endre A. Balazs                       /s/ Julius A. Vida
         --------------------------------          ---------------------
         Title:  Chief Executive Officer/          Julius A. Vida, Ph.D.
                 Chief Scientific Officer